UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 6, 2009

MobiClear Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-10822	25-1229323
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

27th Floor, Chatham House
Salcedo Village, Makati City
Philippines		1227
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code:		632-884-1793

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01—CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On February 6, 2009, the board of directors of MobiClear Inc. unanimously approved the dismissal of Goff Backa Alfera & Company, LLC, as MobiClear’s auditor and the engagement of Peterson Sullivan LLP as MobiClear’s independent registered public accounting firm for the fiscal year ended December 31, 2008.

Goff Backa Alfera & Company’s reports on MobiClear for the fiscal years ended December 31, 2006 and 2007, did not contain an adverse opinion or a disclaimer of opinion, and were not modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2006, and December 31, 2007, and through February 6, 2009, there were no disagreements between MobiClear and Goff Backa Alfera & Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure that, if not resolved to the satisfaction of Goff Backa Alfera & Company, would have caused Goff Backa Alfera & Company to make reference to the matter in its reports on the financial statements of MobiClear.

During the fiscal years ended December 31, 2006, and December 31, 2007, and through February 6, 2009, there were no reportable events as the term is described in Item 304(a)(1)(v) of Regulation S-K. Goff Backa Alfera & Company’s opinion in its report on the financial statements of MobiClear for the years ended December 31, 2006 and 2007, expressed substantial doubt with respect to the ability of MobiClear to continue as a going concern. MobiClear has provided Goff Backa Alfera & Company a copy of the above disclosures and Goff Backa Alfera & Company has furnished MobiClear with a letter addressed to the Securities and Exchange Commission agreeing with the above disclosures. The letter from Goff Backa Alfera & Company is attached as Exhibit 16.01 to this report.

Prior to engaging Peterson Sullivan LLP as MobiClear’s registered independent public accounting firm, MobiClear had not consulted with Peterson Sullivan regarding either the application of accounting principles to any specified transaction, completed or proposed, or the type of audit opinion that might be rendered on its financial statements. MobiClear has provided Peterson Sullivan with a copy of the above disclosures.

ITEM 9.01—FINANCIAL STATEMENTS AND EXHIBITS

The following are filed as exhibits to this report:

Exhibit Number*	Title of Document	Location

16	Letter re Change in Certifying Accountant
16.01	Goff Backa Alfera & Company, LLC’s letter to U.S. Securities and Exchange Commission dated February 12, 2009	Attached

_______________

*

All exhibits are numbered with the number preceding the decimal indicating the applicable SEC reference number in Item 601 and the number following the decimal indicating the sequence of the particular document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOBICLEAR INC. Registrant

Date: February 12, 2009	By:	/s/ Kenneth G.C. Telford
Kenneth G.C. Telford
Chief Financial Officer

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